FAIR VALUE MEASUREMENT (Schedue of Assets and Liabilities Carried At Fair Value on Recurring Basis) (Details) - Fair Value, Measurements, Recurring [Member] - Not Designated as Hedging Instrument [Member] - Level 2 [Member] - USD ($)
$ in Thousands
	Dec. 31, 2019	Dec. 31, 2018
Assets:
Foreign currency exchange derivative instruments	$ 81	$ 90
Liabilities:
Foreign currency exchange derivative instruments	7	388
Net fair value assets (liability)	$ 74	$ (298)